                                                                   EXHIBIT 99.3


                      AGREEMENT AND SECOND AMENDMENT TO BRIDGE
                SECURITIES PURCHASE AGREEMENT AND RELATED DOCUMENTS


     THIS AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES PURCHASE AGREEMENT AND RELATED DOCUMENTS (the "Amendment") dated as of March __, 1998 among VISUAL EDGE SYSTEMS INC., a Delaware corporation (the "Company"), INFINITY INVESTORS LIMITED, INFINITY EMERGING OPPORTUNITIES LIMITED, SUMMIT CAPITAL LIMITED (as the transferee from SANDERA PARTNERS, L.P.) and GLACIER CAPITAL LIMITED (as the transferee from LION CAPITAL PARTNERS, L.P.) (collectively, the "Purchasers").


                                   R E C I T A L S:


     A. The Company and the Purchasers have entered into that certain Bridge Securities Purchase Agreement dated as of June 13, 1997 (the "Initial Purchase Agreement"), as amended by that certain First Amendment to Bridge Securities Purchase Agreement and Related Documents (the "First Amendment") dated as of December 31, 1997.

     B. The Company and the Purchasers have entered into that certain Agreement dated as of March 13, 1998 pursuant to which, among other items, the Company issued to the Purchasers 1,550 additional shares of Preferred Stock (the "Letter Agreement") (the Initial Purchase Agreement, as amended by the First Amendment, the Letter Agreement and this Amendment being referred to herein as the "Purchase Agreement").

     C. The Company and the Purchasers now desire to amend the Purchase Agreement, and certain of the related Financing Documents (as defined in the Purchase Agreement) executed and delivered in connection therewith in order to
(i) provide for the issuance of additional shares of Common Stock to the Purchasers, (ii) make certain amendments to the Financing Documents and (iii) confirm the continued legality, validity and binding effect of the Financing Documents, as amended by this Amendment.

     D. Contemporaneous herewith, the Company and Marion Interglobal, Ltd. ("Marion") have entered into and consummated the transactions contemplated by that certain Purchase Agreement in the form annexed hereto as Exhibit A (the "Marion Agreement"), pursuant to which, among other things, Marion has agreed to invest up to $11,000,000 in the Company, including $3,000,000 of gross cash proceeds in a first tranche (the "Initial Marion Investment").


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 1
(Visual Edge Systems Inc.)

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

     SECTION 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Purchase Agreement.

                                     ARTICLE II

                                     AGREEMENTS

     The Company and the Purchasers hereby agree as follows:

     SECTION 2.1    CONVERSION TO COMMON STOCK.

     (a) The Purchasers shall not, during the period commencing on the date hereof and ending on December 31, 1998, unless a Material Transaction has occurred, convert any shares of Preferred Stock or the principal amount of any of the Convertible Notes into shares of Common Stock (the "Principal Moratorium").

     (b) A Material Transaction shall mean (i) the occurrence of a Change of Control of the Company, (ii) a transfer of all or substantially all of the assets of the Company to any Person in a single transaction or series of related transactions, or (iii) a consolidation or merger of the Company with or in to another Person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the outstanding shares of Common Stock or in which the Company is the surviving entity, or which is effected solely to change the jurisdiction of incorporation of the Company). A Change of Control shall mean after the date of this Amendment and after giving effect to the consummation of all transactions contemplated under the Marion Agreement, any Person or group of Persons (within the meaning of Sections 13 and 14 of the Exchange Act and the rules and regulations of the Commission relating to such sections) shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Exchange
Act) of 50.1% or more of the outstanding shares of Common Stock of the Company.

     (c) The Principal Moratorium shall not apply and the Purchasers shall be entitled, at their option, to convert all or any shares of Preferred Stock or the principal amount of all or any of the Convertible Notes into shares of Common Stock contemporaneous with or immediately preceding any Material Transaction.


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 2
(Visual Edge Systems Inc.)

     (d) The Principal Moratorium shall be subject to and conditioned upon consummation of the Initial Marion Investment on the terms set forth in the Marion Agreement, with the Company supplying to the Purchasers evidence thereof reasonably satisfactory to the Purchasers (which may include, at the request of the Purchasers, a written certification from Marion to that effect).

     SECTION 2.2    ADDITIONAL COMMON STOCK; REGISTRATIONS.

     (a) Contemporaneous herewith, the Company shall issue 100,000 shares of Common Stock (the "New Shares") to the Purchasers, allocated among the Purchasers as set forth on SCHEDULE 1 hereto. In addition, if the Company has not exercised its voluntary redemption right set forth in Section 3.4 of the Purchase Agreement and redeemed on or before the First Call Date all of the Preferred Shares and repaid the entire sum due and owing on all of the Convertible Notes in accordance with the terms thereof (the "Complete Redemption Event"), then on July 1, 1998 the Company shall issue 200,000 shares of Common Stock (the "Additional New Shares") to the Purchasers, allocated among the Purchasers in the same ratios as the New Shares are allocated among the Purchasers as set forth on SCHEDULE 1 hereto.

     (b) The Company hereby covenants and agrees to include within the resale registration statement to be filed by the Company on Form S-3 with the Commission contemplated by the Marion Agreement (the "Marion Registration Statement") all shares of Common Stock (i) owned by the Purchasers as of the date of this Amendment (including the New Shares and, to the extent legally permissible, the Additional New Shares), (ii) issuable upon exercise of all Warrants owned by the Purchasers as of the date of this Amendment, and (iii) issued as dividends or interest on or before March 31, 1998 with respect to the Preferred Shares and the Convertible Notes, in each case which have not previously been registered for resale with the Commission pursuant to Registration No. 333-40415 as declared effective by the Commission on November 21, 1997 (the "Existing Registration Statement"). The shares of Common Stock owned by or issuable to the Purchasers which the parties expect to be included in the Marion Registration Statement are summarized on SCHEDULE 2 attached hereto.

     (c) On or before July 31, 1998 (the "Required Filing Date"), the Company shall file an additional resale registration statement on Form S-3 with the Commission (the "Additional Registration Statement") covering (i) any Additional New Shares (if not included in the Marion Registration Statement) and (ii) any shares of Common Stock issuable (x) upon conversion of the Preferred Shares and Convertible Notes or (y) as dividends or interest thereon, not included in the Existing Registration Statement or the Marion Registration Statement. The Required Filing Date, shall be extended until August 15, 1998 if, on or about the Required Filing Date the Company provides written notice to the Purchasers that the Company reasonably expects (based upon an executed letter of intent, term sheet or similar document) to secure Qualified Equity Financing in an amount sufficient to effect a Complete Redemption Event on or before August 15, 1998.

     (d) The Company shall use its best lawful efforts to cause the Marion Registration Statement and the Additional Registration Statement to be declared effective by the Commission as


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 3
(Visual Edge Systems Inc.)

soon as possible. The Company further covenants and agrees to maintain the effectiveness of the Existing Registration Statement, the Marion Registration Statement and the Additional Registration Statement for the periods contemplated by the Registration Rights Agreement.

     (e) The Company covenants and agrees to promptly file a post effective amendment to the Existing Registration Statement (and to include in the Marion Registration Statement and the Additional Registration Statement) a change from Sandera Partners L.P. to Summit Capital Limited, and from Lion Capital Partners, L.P. to Glacier Capital Limited, as the selling shareholders thereunder.

     SECTION 2.3    PURCHASERS SALE RESTRICTIONS.

     (a) The Purchasers hereby agree that they shall not sell or otherwise transfer (including any direct or indirect short sale) in any public resale under the Existing Registration Statement, Marion Registration Statement or Additional Registration Statement or pursuant to Rule 144 (the "Resale Limitation") any shares of Common Stock of the Company owned by them or acquired by them under the terms of any of the Financing Documents prior to the earlier to occur of (i) the consummation of a Material Transaction or (ii) March 31, 1999. The parties acknowledge that the number of issued and outstanding shares of Common Stock owned by the Purchasers as of the date hereof is as summarized on Schedule 2 hereto.

     (b) The Purchasers may, at any time from and after June 30, 1998, resell in a private transaction exempt from the registration requirements of the Securities Act any shares of Common Stock owned by the Purchasers or acquired by them under the terms of any of the Financing Documents without the consent of the Company, Marion or any other party (the "Private Sale Right"); PROVIDED, HOWEVER, the transferee thereof must agree in writing to be bound by the Resale Limitation and the Option Right (as hereafter defined). The Purchasers hereby authorize the Company to add a legend to all shares of Common Stock owned by the Purchasers referring to the Resale Limitation, the Option Right and the Right of First Refusal (as hereafter defined) (including a reference that the Resale Limitation, Option Right and Right of First Refusal are binding upon any transferee thereof).

     (c) The Purchasers hereby grant to the Company an option (the "Option Right"), exercisable by the Company or by Marion (as the assignee thereof from the Company) by written notice to the Purchasers (the "Option Notice") on or before March 31, 1999 to acquire all, but not less than all, of the shares of Common Stock of the Company then owned by the Purchasers for a purchase price equal to (x) if such exercise occurs on or before the First Call Date, $4.50 per share of Common Stock and (y) if such exercise occurs after the First Call Date, the greater of (i) $4.50 per share of Common Stock or (ii) the product of 90% multiplied by the weighted average trading price as reported by Bloomberg, L.P. for the Common Stock for the twenty (20) Trading Days ending on the date immediately preceding the delivery of the Option Notice (the "Option Price"). Within three (3) Business Days following the delivery of the Option Notice, (x) the Company or Marion, as applicable, shall deliver to the Purchasers the applicable


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 4
(Visual Edge Systems Inc.)

Option Price, and (y) the Purchasers shall deliver to the Company or Marion, as applicable, the certificates representing the shares of Common Stock acquired pursuant to the Option Notice.

     SECTION 2.4    RIGHT OF FIRST REFUSAL.

     (a) If prior to March 31, 1999 the Purchasers receive an offer from a third party (a "Private Offer") to purchase any or all of the shares of Common Stock then owned by the Purchasers, less any shares previously sold or transferred by the Purchasers in compliance with the terms of this Amendment (the "Remaining Shares"), and the Purchasers desire to accept such Private Offer, the Purchasers shall promptly send via facsimile a Notice of Offer (as hereafter defined) to the Company, offering to sell such Remaining Shares to the Company in accordance with Section 2.4(b) below. Such Notice of Offer shall be irrevocable for a period of 24 hours from the receipt via facsimile of the Notice of Offer by the Company. The term "Notice of Offer" shall mean a document setting forth the price and any other material terms and conditions of the Private Offer, as well as the name and address of the third party offeror.

     (b) Whenever a Private Offer to purchase the Remaining Shares has been received by the Purchasers which the Purchasers desire to accept, and a Notice of Offer thereof has been sent to the Company, the parties shall comply with the following procedures. For a period of 24 hours from its receipt of such Notice of Offer via facsimile, the Company shall have the right, in its discretion, without obligation, to purchase all (but not less than all) of the Remaining Shares so offered (the "Right of First Refusal") at a price equal to and on the terms specified in the Notice of Offer. If the Company elects to purchase all of the Remaining Shares so offered, it must send written notice thereof to the Purchasers within such 24 hour period. Upon exercise by the Company of such election, the Company shall purchase the Remaining Shares so offered effective as of the date of delivery of the written notice to the Purchasers, with the closing thereof occurring within three (3) Business Days thereafter. If the Company does not elect to purchase the Remaining Shares so offered within this prescribed time period, the Purchasers shall have the right to sell (the "Sale Option") the Remaining Shares subject to such Private Offer within three (3) Business Days after the delivery of the Notice of Offer to the Company, with the transferee taking such Remaining Shares subject to the terms of the Resale Limitation and the Option Right. Upon exercise of the Sale Option, the Purchasers shall be required to consummate such sale at the same price set forth in the Notice of Offer. In the event such Sale Option is not fully consummated within three (3) Business Days after the delivery of the Notice of Offer, the provisions of this Section 2.4 must again be complied with by the Purchasers prior to any disposition of the Remaining Shares prior to March 31, 1999.

     (c) The Company may, at its option, assign the Right of First Refusal to Marion.

     SECTION 2.5 INTEREST AND DIVIDEND PAYMENTS. The Company shall on March 31, 1998, pay to the Purchasers in shares of Common Stock all accrued and unpaid dividends through March 31, 1998 on the Preferred Stock and all accrued and unpaid interest on the Convertible Notes through March 31, 1998. Upon the occurrence of a Complete Redemption Event on or prior to the


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 5
(Visual Edge Systems Inc.)

First Call Date, the Purchasers hereby agree to waive and forgive the obligation of the Company to pay accrued dividends on the Preferred Shares and accrued interest on the Convertible Note for the period April 1, 1998 through June 30, 1998.

     SECTION 2.6    WARRANTS.

     (a) The New Warrants (as such term is defined in the Purchase Agreement) are hereby amended by changing the exercise price set forth therein from $4.00 per share to $3.25 per share.

     (b) The Existing Warrants (as such term is defined in the First Amendment) (including the 30,000 Existing Warrants previously transferred to Alpine Capital Partners) are hereby amended by changing the exercise price set forth therein from $10.675 per share to $3.25 per share. The Buyers acknowledge and agree that no further amendment to the exercise price of the Existing Warrants (or issuance of additional common stock purchase warrants), pursuant to the Black-Scholes model or otherwise, is required in accordance with the exercise price reset provisions contained in Schedule 1 to the Existing Warrants.

     SECTION 2.7    DEFINITION IN PURCHASE AGREEMENT.


     (a) Effective as of the date hereof, the definitions of "Equity Financing" and "Qualified Equity Financing" in Section 1.1 of the Purchase Agreement are amended to read in their entirety as follows:

          "Equity Financing" means a financing resulting in the receipt solely of cash proceeds by the Company consummated through the issuance of equity securities (or securities convertible into or exchangeable for equity securities) of the Company."

          "Qualified Equity Financing" means an Equity Financing (x) with Marion resulting in the receipt of $5,000,000 or less of gross cash proceeds by the Company consummated in accordance with the terms of the Marion Agreement (the "Retained Equity Proceeds") and (y) with Marion , 100% of the Net Cash Proceeds of which in excess of the Retained Equity Proceeds are used to repay the Convertible Notes and redeem the shares of Preferred Stock pursuant to Section 3.4 below."

     (b) As specified in the First Amendment, the Retained Equity Proceeds may be retained by the Company and not utilized to redeem a portion of the Preferred Stock without causing a decrease in the Conversion Price to 50% of the lowest Closing Bid Price during the 30 Trading Days immediately preceding the consummation thereof, as contemplated therein.

     SECTION 2.8    VOLUNTARY PREPAYMENTS.


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 6
(Visual Edge Systems Inc.)

     (a) Effective as of the date hereof, Section 3.4 of the Purchase Agreement is amended to read in its entirety as follows:

          "SECTION 3.4.  VOLUNTARY PREPAYMENTS.

          (a) Subject to the terms of this Section 3.4, the Company may, at its option, following three (3) days prior written notice to the Purchasers (the expiration of such three (3) day period being referred to as the "Prepayment Date"; PROVIDED, HOWEVER, if such date is not a Business Day, the Prepayment Date shall be the next Business Day thereafter) prepay all or any portion of the Convertible Instruments remaining unconverted on the Prepayment Date, specifying the amount of the prepayment pursuant to the terms of this Article III. Partial prepayments shall be in an aggregate principal amount of $500,000 or increments of $10,000 in excess thereof. The Company's voluntary redemption right specified in this Section 3.4 may only be exercisable for $2,500,000 aggregate principal amount of the Convertible Instruments on or before April 30, 1998, an additional $2,500,000 aggregate principal amount of the Convertible Instruments on or before May 31, 1998, and an additional $2,500,000 aggregate principal amount of the Convertible Instruments from and after June 1, 1998.

          (b) If the Prepayment Date is on or before June 30, 1998 (the "First Call Date"), the price to be paid by the Company to prepay or redeem the Convertible Instruments shall be the Stated Redemption Price. The Stated Redemption Price shall mean the sum of (x) the product of the aggregate principal amount of the Convertible Notes or liquidation preference of the Preferred Shares, as applicable, being redeemed multiplied by 80%, plus (y) any accrued and unpaid interest on the Convertible Notes or dividends on the Preferred Shares, as applicable, being redeemed, through the applicable date of consummation of the prepayment (as specified in Section 3.6 below), unless, with respect to clause (y), the redemption results in a Complete Redemption Event, in which event no such accrued and unpaid dividends or interest shall be owed thereon.

          (c) If the Prepayment Date is after June 30, 1998 but on or before December 31, 1998 (the "Second Call Date"), the price to be paid by the Company to prepay the Convertible Instruments shall be the Interim Redemption Price. The Interim Redemption Price shall mean the aggregate principal amount of the Convertible Notes or liquidation preference of the Preferred Shares, as applicable, being redeemed multiplied by the following applicable percentage based upon the Prepayment Date, plus any accrued and unpaid interest on the Convertible Notes or dividends on the Preferred Shares, as applicable, being



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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 7
(Visual Edge Systems Inc.)

     redeemed, through the applicable date of consummation of the prepayment redemption:

          Prepayment Date                    Applicable Percentage
          ---------------                    ---------------------

          July 1 through July 31                       82%
          August 1 through August 31                   84%
          September 1 through September 30             86%
          October 1 through October 31                 88%
          November 1 through December 31               90%

          (d) If the Prepayment Date is after the Second Call Date, the price to be paid by the Company to prepay the Convertible Instruments shall be the Formula Price. The "Formula Price" shall mean the greater of (I) the aggregate principal amount of the applicable Convertible Notes or the liquidation preference of the Preferred Shares, as applicable, being repaid through the date of consummation of the prepayment (as specified in Section
     3.6 below) and (II) the sum of (x) the product of (i) the number of shares of Common Stock into which the Convertible Instruments being redeemed are then convertible at the then current Conversion Price and (ii) the average Closing Bid Price for the five (5) Trading Days ending two (2) Business Days immediately preceding the applicable date of consummation of the redemption as specified in Section 3.6 below, and (y) the applicable amount of accrued but unpaid interest on the Convertible Notes or dividends on the Preferred Shares, as applicable, being repaid through the date of consummation of the prepayment (as specified in Section 3.6 below)."

     (b) As specified in Section 3.6(c) of the Purchase Agreement, the Company shall be required to redeem all of the Preferred Shares issued and outstanding prior to the redemption of any of the Convertible Notes.

     SECTION 2.9 DELETION OF LIMITATION ON CONVERSION. Effective as of the date hereof, Section 10.5 of the Purchase Agreement (setting forth the Limitation on Conversion described therein) is hereby deleted in its entirety, and all references to the Limitation on Conversion contained in any Financing Document are hereby deleted in their entirety.

     SECTION 2.10 AMENDMENT TO CERTIFICATE OF DESIGNATION. Promptly after the execution and delivery of this Amendment, the Purchasers and the Company hereby agree to amend the Amended Certificate of Designation consistent with the terms of this Amendment.

     SECTION 2.11 REIMBURSEMENT FEE. Contemporaneous herewith, the Company shall pay to the Purchasers an aggregate of $20,000 in readily available funds, representing (i) the remainder of the Reimbursement Fee provided for in Section
2.18 of the First Amendment and (ii) an agreed


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 8
(Visual Edge Systems Inc.)

upon reimbursement of estimated fees and expenses incurred by the Purchasers in connection with the First Amendment and this Amendment.

     SECTION 2.12   COMPLIANCE WITH LAWS.

     (a) Each Purchaser covenants and agrees that in the exercise of the Private Sale Right it shall comply with all applicable securities laws.

     (b) The Company covenants agrees that in the exercise of either the Option Right or the Right of First Refusal it shall comply with all applicable securities laws.


                                    ARTICLE III

                                CONDITIONS PRECEDENT

     SECTION 3.1 CONDITIONS PRECEDENT. The obligation of the Purchasers to enter into this Amendment is subject to the conditions precedent that on or before the date hereof the Purchasers shall have received all of the following in form and substance acceptable to it and its counsel: (a) this Amendment dated as of the date hereof duly executed by the Company; (b) a certificate of the secretary of the Company setting forth resolutions of its board of directors with respect to the authorization, execution, delivery and performance of this Amendment, the issuance of the New Shares and the other transactions contemplated hereby (collectively, the "Amendment Agreements"), as the case may be, the officers of the Company authorized to sign such agreements and instruments, and specimen signatures of the officers so authorized; (c) evidence that the Company shall have issued the New Shares to the Purchasers; and (d) payment to the Purchasers of the amount set forth in Section 2.11 above; and (e) verification of the consummation of the Initial Marion Investment (as described in Section 2.1(d) above).

                                     ARTICLE IV

                   RATIFICATIONS: REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 RATIFICATIONS. The terms and provisions of the Financing Documents, as modified by this Amendment, are ratified and confirmed and shall continue in full force and effect. The Company acknowledges and agrees that each of the Financing Documents, as amended hereby, is and shall remain in full force and effect and is and shall continue to be the legal, valid and binding obligation of the Company, enforceable against it in accordance with their respective terms.

     SECTION 4.2 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchasers that (a) the Company does not own any equity interest in any Person and does not have any Subsidiaries; (b) the execution, delivery and performance of each of the Amendment Agreements and all other documents executed and/or delivered in connection herewith and all transactions and documents contemplated hereby and thereby have been authorized


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 9
(Visual Edge Systems Inc.)

by all requisite corporate action on the part of the Company; (c) each of the Amendment Agreements and all other documents executed and/or delivered in connection herewith constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to or limited by liquidation, bankruptcy, conservatorship, insolvency, reorganization, rearrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) there is no provision of law, in the charter or bylaws of the Company, and no provision of any existing mortgage, contract, lease, indenture or agreement binding on any of them, which would be contravened by the making or delivery of any of the Amendment Agreements or any other document executed and/or delivered in connection herewith, or by the performance or observance of any of the terms hereof or thereof; (e) the execution, delivery and performance of the Amendment Agreements and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, of stockholders, or of any other party or, if such approval or consent is required, the same has been obtained; (f) except as set forth on Schedule 4.2 hereto, each of the representations and warranties of the Company contained in ARTICLE V of the Purchase Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on such date except for those limited by their terms to the date given or another specific date; (g) except as set forth on Schedule
4.2 hereto, as of the date hereof, no Event of Default has occurred and is continuing.; and (h) the Marion Agreement attached hereto as Exhibit A is a true and correct copy of all agreements between the Company and Marion , and there exist no other oral or written agreements between Marion and the Company other than the agreements embodied in the Marion Agreement.

                                     ARTICLE V


                                   MISCELLANEOUS

     SECTION 5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Purchasers or any closing shall affect the representations, warranties and covenants or the right of the Purchasers to rely upon them.

     SECTION 5.2 REFERENCES TO FINANCING DOCUMENTS. The Financing Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Documents, as amended hereby, are hereby amended so that any reference therein to the Financing Documents shall mean a reference to the Financing Documents as amended hereby.

     SECTION 5.3 FURTHER ASSURANCES. The Company agrees that at any time and from time to time, upon the written request of the Purchasers, it will execute and deliver such further documents and do such further acts and things as the Purchasers may reasonably request in order to


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AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 10
(Visual Edge Systems Inc.)

fully effect the purposes of this Amendment and to provide for the continued perfection and priority of the security interests granted to the Purchasers in the Financing Documents.

     SECTION 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.5 APPLICABLE LAW. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Purchasers and the Company, and their respective successors and assigns, except the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Purchasers.

     SECTION 5.7 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Purchasers to or for any breach of or deviation from any covenant, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     SECTION 5.8 ENTIRE AGREEMENT. THE PURCHASE AGREEMENT AS AMENDED HEREBY, THE OTHER FINANCING DOCUMENTS AND ALL AGREEMENTS EXECUTED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.





                               [SIGNATURE PAGE FOLLOWS]


--------------------------------------------------------------------------------
AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 11
(Visual Edge Systems Inc.)

     EXECUTED as of the date first written above.


                              VISUAL EDGE SYSTEMS INC.

                              By: /s/ Earl Takefman
                                 ----------------------------------
                              Name:  Earl Takefman
                                   --------------------------------
                              Title: Chief Executive Officer
                                    -------------------------------


                              INFINITY INVESTORS LIMITED

                              By:  /s/ J.A. Loughran
                                 ----------------------------------
                              Name:  J.A. Loughran
                                   --------------------------------
                              Title: Director
                                    -------------------------------


                              INFINITY EMERGING OPPORTUNITIES
                              LIMITED

                              By: /s/ J.A. Loughran
                                 ----------------------------------
                              Name:  J.A. Loughran
                                   --------------------------------
                              Title: Director
                                    -------------------------------


                              SUMMIT CAPITAL LIMITED

                              By:  /s/ James E. Martin
                                 ----------------------------------
                              Name: James E. Martin
                                   --------------------------------
                              Title: President
                                    -------------------------------


                              GLACIER CAPITAL LIMITED

                              By:  /s/ James E. Martin
                                 ----------------------------------
                              Name: James E. Martin
                                   --------------------------------
                              Title: President
                                    -------------------------------


--------------------------------------------------------------------------------
AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 12
(Visual Edge Systems Inc.)

                                     SCHEDULE 1
                                         TO
                           AGREEMENT AND SECOND AMENDMENT



     Name                                              Number of Shares

Infinity Investors Limited                                  60,000

Infinity Emerging Opportunities Limited                     13,334

Glacier Capital Limited                                     13,333

Summit Capital Limited                                      13,333
                                                           -------

     Total                                                 100,000
                                                           -------
                                                           -------













--------------------------------------------------------------------------------
AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 13
(Visual Edge Systems Inc.)

                                     SCHEDULE 2
                                         TO
                           AGREEMENT AND SECOND AMENDMENT


Shares to Be Included in Marion Registration Statement
------------------------------------------------------

1.   Additional Grant Shares                                   73,973

2.   Interest Shares for interest paid on
     and 12/31/97                                              65,671

3.   Interest Shares (assumed number to be registered
     that will cover actual interest payable on March 31,      52,000

4.   Shares underlying New Warrants                           200,000

5.   New Shares (of which 100,000 will be
     issued at Closing)                                       300,000
                                                              -------

          Total                                               691,644
                                                              -------
                                                              -------

Issued and Outstanding Shares Owned as of Date Hereof by Purchasers
-------------------------------------------------------------------

1.   Original Grant Shares                                     93,677

2.   Additional Grant Shares                                  180,296

3.   Interest Shares for interest paid through 12/31/97        65,671

4.   Interest Shares (assumed/estimated number)
     for interest payable 3/31/98                              52,000

5.   New Shares as of 3/27/98                                 100,000

6.   Less Estimated Number of Shares previously sold
     by Purchasers                                           ( 27,500)
                                                              -------
                                                              -------


--------------------------------------------------------------------------------
AGREEMENT AND SECOND AMENDMENT TO BRIDGE SECURITIES
PURCHASE AGREEMENT - PAGE 14
(Visual Edge Systems Inc.)